LEEB FOCUS FUND
LEEB RESOURCES FUND

Supplement to Prospectus dated June 30, 2011

Adoption of Redemption Fee.  Effective for purchases on or after October 4, 2011, the Leeb Resources Fund will assess a 2% redemption fee against investment proceeds in connection with a redemption of shares that were purchased within 60 calendar days of such redemption.  Shares received from reinvested distributions or capital gains are not subject to the redemption fee.  The Board of Trustees has adopted this policy to discourage short-term traders and/or market timers from investing in the Resources Fund.  All references in the prospectus to the redemption fee are hereby modified to apply to the Resources Fund as well as the Focus Fund.

This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated June 30, 2011, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (866) 400-5332.

Supplement dated October 3, 2011